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                 FRIDUSS, LUKEE, SCHIFF & CO., P.C.
                   Certified Public Accountants
                     4747 West Peterson Avenue
                       Chicago, Illinois 60646              Members
                              ------            American Institute of Certified
                          (773) 777-4445               Public Accountants
                        Fax (773) 777-0007             Illinois CPA Society


We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated February 9, 1997 with respect to the audits of 62nd Street Limited Partnership for the years ended December 31, 1994, 1995, and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338, AIMCO's Registration Statement on Form S-3 (333-828), AIMCO's Registration Statement on Form S-3 (333-4542), AIMCO's Registration Statement on Form S-3 (333-4546), AIMCO's Registration Statement on Form S-3 (333-08997), AIMCO's Registration Statement on Form S-3 (333-17431), AIMCO's Registration Statement on Form S-8 (333-4550), AIMCO's Registration Statement on Form S-8 (333-4548), AIMCO's Registration Statement on Form S-8 (333-14481), and AIMCO's Registration Statement on Form S-3 (333-20755), all filed with the Securities and Exchange Commission.

/s/ Friduss, Lukee, Schiff & Co., P.C.
- --------------------------------------
FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
September 2, 1997

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                 FRIDUSS, LUKEE, SCHIFF & CO., P.C.
                   Certified Public Accountants
                     4747 West Peterson Avenue
                       Chicago, Illinois 60646              Members
                              ------            American Institute of Certified
                          (773) 777-4445               Public Accountants
                        Fax (773) 777-0007             Illinois CPA Society



We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated March 6, 1997 with respect to the audits of Central Woodlawn Limited Partnership for the years ended December 31, 1994, 1995, and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338, AIMCO's Registration Statement on Form S-3 (333-828), AIMCO's Registration Statement on Form S-3 (333-4542), AIMCO's Registration Statement on Form S-3 (333-4546), AIMCO's Registration Statement on Form S-3 (333-08997), AIMCO's Registration Statement on Form S-3 (333-17431), AIMCO's Registration Statement on Form S-8 (333-4550), AIMCO's Registration Statement on Form S-8 (333-4548), AIMCO's Registration Statement on Form S-8 (333-14481), and AIMCO's Registration Statement on Form S-3 (333-20755), all filed with the Securities and Exchange Commission.

/s/ Friduss, Lukee, Schiff & Co., P.C.
- --------------------------------------
FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
September 2, 1997